                         Revolving Loans Promissory Note



$26,000,000                                                  July 11, 1997



      FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Bank, National Association ("Bank") on the Maturity Date the principal sum of Twenty-Six Million Dollars ($26,000,000), or such lesser amount as shall equal the aggregate outstanding principal balance of all Revolving Loans made by Bank to Borrowers pursuant to the Credit Agreement referred to below.

      This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

      Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

      Bank is authorized but not required to record the date and amount of each advance made hereunder, the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

      The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

      Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

      In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

      This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:
LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:
AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:
HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:
WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:

WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:

WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title:

                           Term Loan I Promissory Note



$4,430,000                                                   July 11, 1997



      FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Bank, National Association ("Bank") the principal sum of Four Million Dollars Four Hundred Thirty Thousand ($4,430,000) on the earlier of (A) in monthly principal payments of $52,738.10 each on the first day of each month beginning September 1, 1997 and the outstanding principal balance on the Maturity Date or (B) as otherwise required pursuant to the terms of the Credit Agreement referred to below.

      This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

      Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

      Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

      The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

      Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

      In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

      This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:
LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:
AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:
HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:
WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:

WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:

WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title:

                       Term Loan II Promissory Note



$1,000,000                                                   July 11, 1997



      FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Bank, National Association ("Bank") the principal sum of One Million Dollars ($1,000,000) on the earlier of (A)(i) in monthly principal payments of $41,667 each on the first day of each month beginning September 1, 1997, (ii) on or before January 31 of each year, an amount equal to 50% of Williams Parent's consolidated Excess Cash Flow for the immediately preceding fiscal year of Williams Parent; (iii) on or before April 30 of each year, an amount equal to 50% of Ajay Parent's consolidated Excess Cash Flow for the immediately preceding fiscal year of Ajay Parent; (iv) within three Business Days of the receipt by Borrower of additional equity (other than equity contributed by another Borrower), an amount equal to the amount of (or fair market value of) such additional equity; (v) upon the receipt thereof, an amount equal to the net proceeds from the sale or liquidation of Kenco/Williams, Inc. or of substantially all of its assets after deducting from such proceeds an amount equal to the portion of the Revolving Loans and Term Loan I based on the assets sold (or otherwise transferred) and applying such amount to the reduction of the Revolving Loans and Term Loan I; and (vi) upon the receipt thereof, an amount equal to the net proceeds from the sale of any asset out of the ordinary course of business after deducting from such proceeds an amount equal to the portion of the Revolving Loans, Term Loan I and Real Estate Loan based on the assets sold and applying such amount to the reduction of the Revolving Loans, Term Loan I and Real Estate Loan. Borrowers shall repay the outstanding principal balance of Term Loan II, together with all accrued and unpaid interest and related fees on the earlier of June 1, 1999 or (B) as otherwise required pursuant to the terms of the Credit Agreement referred to below.

      This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

      Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

      Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

      The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

      Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

      In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

      This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT

FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.


WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:
LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:
AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:
HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:
WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:

WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:

WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title:

                     Real Estate Loan Promissory Note



$2,658,000                                                   July 11, 1997



      FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Bank, National Association ("Bank") the principal sum of Two Million Six Hundred Fifty-Eight Thousand Dollars ($2,658,000) on the earlier of (A) in monthly principal payments of $11,075 each on the first day of each month beginning September 1, 1997 and the outstanding principal balance on the Maturity Date or (B) as otherwise required pursuant to the terms of the Credit Agreement referred to below.

      This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

      Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

      Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

      The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

      Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

      In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

      This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:
LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:
AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:
HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:
WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:



WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:

WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title: